UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ACCURAY INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Accuray Incorporated Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Friday, November 20, 2009 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/aray Dear Accuray Stockholder: The 2009 Annual Meeting of Stockholders of Accuray Incorporated (the “Company”) will be held at the offices of Wilson Sonsini Goodrich & Rosati, 950 Page Mill Road, Palo Alto, California 94304, on Friday, November 20, 2009, at 10:00 a.m. (PST). Proposals to be considered at the Annual Meeting: (1) To elect three Class III directors to hold office until our 2012 Annual Meeting of Stockholders, or until their respective successors have been duly elected or appointed; (2) To approve the Performance Bonus Plan, a cash bonus plan designed to comply with Internal Revenue Code Section 162(m) requirements for deductible performance-based compensation; (3) To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2010; and (4) To transact any other business as may properly come before the meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or any adjournment or postponement of the meeting. Management recommends a vote “FOR” Items 1, 2 and 3. The Board of Directors has fixed the close of business on September 24, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. ACCURAY INCORPORATED If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before November 6, 2009 to facilitate timely delivery. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://bnymellon.mobular.net/bnymellon/aray CONTROL NUMBER 56094 TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, http://www.accuray.com. Meeting Location: Wilson Sonsini Goodrich & Rosati 950 Page Mill Road Palo Alto, CA 94304 To receive directions to the Annual Meeting, please visit our website, www.accuray.com. The following materials are available for you to review online: • The Company’s 2009 Proxy Statement (including all attachments thereto); • The Company’s Annual Report for the year ended June 27, 2009 (which is not deemed to be part of the official proxy soliciting materials); and • Any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201 -680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://bnymellon.mobular.net/bnymellon/aray The Proxy Materials for Accuray Incorporated are available to review at: http://bnymellon.mobular.net/bnymellon/aray Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 56094 HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side.